                                                                    EXHIBIT 24.1



                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ Edward P. Campbell
--------------------------
Edward P. Campbell
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ David A. Daberko
--------------------------
David A. Daberko
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ David R. Holmes
-------------------------
David R. Holmes
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ Diane E. McGarry
-------------------------
Diane E. McGarry
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ Steven W. Percy
-----------------------
Steven W. Percy
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ R. Byron Pipes
------------------------
R. Byron Pipes
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ William R. Seelbach
---------------------------
William R. Seelbach
Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them severally (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to prepare and sign, with the advice of counsel, a Registration Statement on Form S-8, and any amendments thereto, in connection with the OMNOVA Solutions Inc. Amended and Restated 1999 Equity and Performance Incentive Plan and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: April 4, 2002




/s/ Kevin M. McMullen
--------------------------
Kevin M. McMullen